                                                                    Exhibit 10.9

                           SECOND AMENDMENT TO LEASE

     This SECOND AMENDMENT TO LEASE (this "Second Amendment") is made this 30th day of October, 1998, by and between TEACHERS INSURANCE & ANNUITY ASSOCIATION OF AMERICA, INC., as successor to WRC PROPERTIES, INC. ("Landlord") and ICOS CORPORATION ("Tenant").

                                    Recitals
                                    --------

     Landlord is landlord and Tenant is tenant under that certain Lease dated for reference purposes December 20, 1996, as amended by First Amendment to Lease dated August 5, 1997 (collectively the "Premier South Lease"), for premises located at 22025 20th Avenue SE, Bothell, Washington 98021 (the "Property").
The legal description of the land on which the Property is located is attached hereto as Exhibit A.

     Tenant wishes to add to the Property, effective February 8, 1999, an additional agreed 25,466 Rentable Square Feet shown in crosshatching on Exhibit B hereto (the "Expansion Property"), such that the Property shall, after such addition, consist of an agreed 42,962 Rentable Square Feet, all as outlined in black on Exhibit B hereto.

     Landlord has agreed to such expansion all on the terms and conditions set forth herein.

     Except as specifically set forth herein, all capitalized terms used herein shall have the meanings assigned in the Lease.


                                   Agreement
                                   ---------

     NOW THEREFORE, for good and valuable consideration the parties hereto agree as follows:

     1. On February 8, 1999, the Expansion Property shall be added to the Property, such that the Property under Section 1.04 of the Lease shall include all of the area outlined in black on Exhibit B and shall consist of an agreed 42,962 Rentable Square Feet.

     2. The Project square footage as referenced in Rider 1 to the Lease dated December 20, 1996 shall be amended to approximately 93,259 Rentable Square Feet.

     3. Simultaneous with addition of the Expansion Property, Tenant's pro rata share, as used to allocate all items of Additional Rent under the Lease (including Common Area Costs pursuant to Section 4.05(e) of Rider 1 of the Lease) shall be recalculated to reflect the addition of the Expansion Property and Tenant's pro rata share shall thereafter be 46.07%.

     4. Landlord shall make up to Sixty Three Thousand Six Hundred Sixty Five Dollars ($63,665) (the "Tenant Improvement Allowance") available to Tenant to reimburse Tenant for actual out-of-pocket costs paid to third parties for designing and constructing tenant improvements to the Expansion Property pursuant to plans reasonably approved by Landlord and otherwise subject to the provisions of Section 6.05 of the Lease. Landlord shall pay the Tenant Improvement Allowance within thirty (30) days of invoice submitted after the improvements have been inspected and accepted by Tenant (less minor punch list items). The Tenant Improvement Allowance shall be available on a one-time basis for improvements to the Expansion Premises constructed during the past twelve months by Tenant which were approved by Landlord.

     5. Tenant acknowledges that it has been occupying the Expansion Premises pursuant to a sublease, and that it accepts the Expansion Premises "as-is, where is", and that Landlord has not made any representation regarding nor undertaken any obligation to improve or modify the Expansion Premises.

     6. The Base Rent under Section 1.13 of the Lease shall be calculated without reference to this Second Amendment until February 8, 1999 and thereafter shall be as follows:

                February 8, 1999 to January 9, 2000     $48,229
                January 10, 2000 to February 7, 2001    $49,780
                February 8, 2001 to January 9, 2002     $52,252
                January 10, 2002 to February 7, 2003    $53,458
                February 8, 2003 to February 9, 2004    $56,133

     7. Except as specifically set forth herein, all terms and conditions of the Lease are and remain in full force and effect.


                                       Landlord:

                                       TEACHERS INSURANCE & ANNUITY ASSOCIATION
                                       OF AMERICA, INC.

                                       By: /s/ James Garofalo
                                           -------------------------------------
                                            James Garofalo
                                       Its:  Assistant Secretary


                                       Tenant:

                                       ICOS CORPORATION

                                       By: /s/ Gary Wilcox
                                          --------------------------------------
                                           Gary Wilcox
                                       Its:  Executive Vice President/Operations

STATE OF    New York     )
         --------------
                         )  ss.
COUNTY OF   New York     )
         --------------


     I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Assistant Secretary of Teachers Insurance & Annuity Association of America, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                      Dated:           12/21/98
                                            --------------------------------

                                      /s/ Marian Useloff
                                      --------------------------------------
                                      (Signature)

                                      /s/ Marian Useloff
                                      --------------------------------------
                                      (Print Name)

                                      Notary Public, in and for the State of
                                      NY , residing at NY County

                                      My Commission Expires 3/30/00


STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF SNOHOMISH  )


     I certify that I know or have satisfactory evidence that Mr. Gary Wilcox is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Executive Vice President/Operations of ICOS Corporation to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                                      Dated:           11/3/98
                                            --------------------------------

                                      /s/ Lori L. Briseno
                                      --------------------------------------
                                      (Signature)

                                      /s/ Lori L. Briseno
                                      --------------------------------------
                                      (Print Name)
                                      Notary Public, in and for the State
                                      of Washington, residing at Snohomish

                                      My Commission Expires 4/29/02

                                   EXHIBIT A
                                (The "Premises")



To be attached.

                                   EXHIBIT B
                           (the "Expansion Property")

Cross hatched area denotes Expansion Premises